Exhibit 99.3

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005


Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

                                                              Three Months Ended
                                                                    March 31,
                                                            -------------------------
                                                                2005         2004
                                                            -----------   -----------
 REVENUES:
 Minimum rents                                              $  130,431    $  108,450
 Percentage rents                                                8,099         6,685
 Other rents                                                     3,125         2,786
 Tenant reimbursements                                          60,786        47,996
 Management, development and leasing fees                        3,045         1,795
 Other                                                           5,419         4,447
                                                            -----------   -----------
 Total revenues                                                210,905       172,159
                                                            -----------   -----------

 EXPENSES:
 Property operating                                             31,665        27,645
 Depreciation and amortization                                  41,286        32,556
 Real estate taxes                                              15,451        13,081
 Maintenance and repairs                                        12,345        10,194
 General and administrative                                      9,186         8,233
 Loss on impairment of real estate assets                          262             -
 Other                                                           3,430         3,032
                                                            -----------   -----------
 Total expenses                                                113,625        94,741
                                                            -----------   -----------
 Income from operations                                         97,280        77,418
 Interest income                                                 1,683           880
 Interest expense                                              (48,921)      (40,434)
 Loss on extinguishment of debt                                   (884)            -
 Gain on sales of real estate assets                             2,714        19,825
 Equity in earnings of unconsolidated affiliates                 3,091         2,864
 Minority interest in earnings:
 Operating partnership                                         (20,826)      (25,034)
 Shopping center properties                                     (1,397)       (1,238)
                                                            -----------   -----------
 Income before discontinued operations                          32,740        34,281
 Operating income of discontinued operations                       305           329
 Loss on discontinued operations                                   (32)           (5)
                                                            -----------   -----------
 Net income                                                     33,013        34,605
 Preferred dividends                                            (7,642)       (4,416)
                                                            -----------   -----------
 Net income available to common shareholders                $   25,371    $   30,189
                                                            ===========   ===========
 Basic per share data:
 Income before discontinued operations, net of
    preferred dividends                                     $     0.80    $     0.98
 Discontinued operations                                          0.01          0.02
                                                            -----------   -----------
 Net income available to common shareholders                $     0.81    $     1.00
                                                            ===========   ===========
 Weighted average common shares outstanding                     31,224        30,324

 Diluted per share data:
 Income before discontinued operations, net of
    preferred dividends                                     $     0.77    $     0.95
 Discontinued operations                                          0.01          0.01
                                                            -----------   -----------
 Net income available to common shareholders                $     0.78    $     0.96
                                                            ===========   ===========
 Weighted average common and potential dilutive
 common shares outstanding                                      32,397        31,567

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005


The Company's calculation of FFO is as follows (in thousands, except per share data):

                                                                   Three Months Ended
                                                                       March 31,
                                                                 ------------------------
                                                                     2005         2004
                                                                 ----------    ----------
 Net income available to common shareholders                      $ 25,371      $ 30,189
 Add:
 Depreciation and amortization from consolidated properties         41,286        32,556
 Depreciation and amortization from unconsolidated affiliates        1,710         1,196
 Depreciation and amortization from discontinued operations              -           189
 Minority interest in earnings of operating partnership             20,826        25,034
 Less:
 Gain on sales of operating real estate assets                        (223)      (19,081)
 Minority investors' share of depreciation and amortization           (362)         (293)
 Loss on discontinued operations                                        32             5
 Depreciation and amortization of non-real estate assets              (179)         (135)
                                                                 ----------    ----------
 Funds from operations                                            $ 88,461      $ 69,660
                                                                 ==========    ==========

 Funds from operations applicable to Company shareholders         $ 48,582      $ 38,082
                                                                 ==========    ==========
 Basic per share data:
 Funds from operations                                            $   1.56        $ 1.26
                                                                 ==========    ==========
Weighted average common shares outstanding with operating
   partnership units fully converted                                56,854        55,471
 Diluted per share data:
 Funds from operations                                            $   1.52        $ 1.23
                                                                 ==========    ==========
Weighted average common and potential dilutive common
   shares outstanding with operating partnership units
   fully converted                                                  58,028        56,713


 SUPPLEMENTAL FFO INFORMATION:

 Lease termination fees                                           $  2,249       $ 1,143
    Lease termination fees per share                              $   0.04       $  0.02

 Straight-line rental income                                      $  1,767       $   650
    Straight-line rental income per share                         $   0.03       $  0.01

 Gains on outparcel sales                                         $  2,610       $ 1,339
    Gains on outparcel sales per share                            $   0.04       $  0.02

 Amortization of acquired above- and below-market leases          $  1,164       $   638
    Amortization of acquired above- and below-market
       leases per share                                           $   0.02       $  0.01

 Amortization of debt premiums                                    $  1,709       $   973
    Amortization of debt premiums per share                       $   0.03       $  0.02

 Gain on sales of non operating properties                        $    816       $     -
    Gain on sales of non operating properties per share           $   0.01       $     -

 Loss on impairment of real estate assets                         $   (262)      $     -
    Loss on impairment of real estate assets per share            $      -       $     -

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005


Same-Center Net Operating Income
(Dollars in thousands)

                                                                Three Months Ended
                                                                     March 31,
                                                                ----------------------
                                                                     2005      2004
                                                                ----------------------
Net income                                                        $ 33,013  $ 34,605

Adjustments:
Depreciation and amortization                                       41,286    32,556
Depreciation and amortization from unconsolidated affiliates         1,710     1,196
Depreciation and amortization from discontinued operations               -       189
Minority investors' share of depreciation and amortization in
   shopping center properties                                         (362)     (293)
Interest expense                                                    48,921    40,434
Interest expense from unconsolidated affiliates                      2,522     1,417
Interest expense from discontinued operations                            -        11
Minority investors' share of interest expense in
   shopping center properties                                         (378)     (415)
Loss on extinguishment of debt                                         884         -
Abandoned projects expense                                             121       441
Gain on sales of real estate assets                                 (2,714)  (19,825)
Loss on impairment of real estate assets                               262         -
Gain on sales of real estate assets of unconsolidated
   affiliates                                                         (934)     (592)
Minority interest in earnings of operating partnership              20,826    25,034
Loss on discontinued operations                                         32         5
                                                                ----------- ----------
Operating partnership's share of total NOI                         145,189   114,763
General and administrative expenses                                  9,186     8,233
Management fees and non-property level revenues                     (5,539)   (4,970)
                                                                ----------- ----------
Operating partnership's share of property NOI                      148,836   118,026
NOI of non-comparable centers                                      (23,128)   (4,505)
                                                                ----------- ----------
Total same center NOI                                             $125,708  $113,521
                                                                =========== ==========

Malls                                                             $115,896  $104,459
Associated centers                                                   5,706     6,593
Community centers                                                    1,309       512
Other                                                                2,797     1,957
                                                                ----------- ----------
Total same center NOI                                             $125,708  $113,521
                                                                =========== ==========

Percentage Change:
Malls                                                                10.9%
Associated centers                                                  -13.5%
Community centers                                                   155.7%
Other                                                                42.9%
                                                                -----------
Total same center NOI                                                10.7%
                                                                ===========

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005


Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                       March 31, 2005
                                                                   ----------------------------------------------------
                                                                      Fixed Rate       Variable Rate       Total
                                                                   ------------------ ---------------------------------
Consolidated debt                                                        $ 2,660,174      $ 709,128        $ 3,369,302
Minority investors' share of consolidated debt                               (52,667)             -            (52,667)
Company's share of unconsolidated affiliates' debt                           107,219         80,057            187,276
                                                                   ------------------ --------------  -----------------
Company's share of consolidated and unconsolidated debt                  $ 2,714,726      $ 789,185        $ 3,503,911
                                                                   ================== ==============  =================
Weighted average interest rate                                                 6.34%          3.70%              5.75%
                                                                   ================== ==============  =================

                                                                                       March 31, 2004
                                                                   ----------------------------------------------------
                                                                      Fixed Rate       Variable Rate       Total
                                                                   ------------------ --------------  -----------------
Consolidated debt                                                        $ 2,369,807      $ 446,075        $ 2,815,882
Minority investors' share of consolidated debt                               (53,683)             -            (53,683)
Company's share of unconsolidated affiliates' debt                            59,311         98,877            158,188
                                                                   ------------------ --------------  -----------------
Company's share of consolidated and unconsolidated debt                  $ 2,375,435      $ 544,952        $ 2,920,387
                                                                   ================== ==============  =================
Weighted average interest rate                                                 6.56%          2.46%              5.80%
                                                                   ================== ==============  =================

Debt-To-Total-Market Capitalization Ratio as of March 31, 2005
(In thousands, except stock price)                                      Shares
                                                                      Outstanding     Stock Price (1)      Value
                                                                   ------------------ --------------  -----------------
Common stock and operating partnership units                                  57,035     $ 71.51           $ 4,078,573
8.75% Series B Cumulative Redeemable Preferred Stock                           2,000       50.00               100,000
7.75% Series C Cumulative Redeemable Preferred Stock                             460      250.00               115,000
7.375% Series D Cumulative Redeemable Preferred Stock                            700      250.00               175,000
                                                                                                      -----------------
Total market equity                                                                                          4,468,573
Company's share of total debt                                                                                3,503,911
                                                                                                      -----------------
Total market capitalization                                                                                $ 7,972,484
                                                                                                      =================
Debt-to-total-market capitalization ratio                                                                        44.0%
                                                                                                      =================

     (1) Stock price for common stock and operating partnership units equals the closing price of the common stock on March 31, 2005. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding (In thousands)

                                                           Three Months Ended
                                                                March 31,
                                                   ----------------------------------
2005:                                                  Basic            Diluted
                                                   --------------  ------------------
Weighted average shares - EPS                             31,224              32,397
Weighted average operating partnership units              25,630              25,631
                                                   --------------  ------------------
Weighted average shares - FFO                             56,854              58,028
                                                   ==============  ==================

2004:
Weighted average shares - EPS                             30,324              31,567
Weighted average operating partnership units              25,147              25,146
                                                   --------------  ------------------
Weighted average shares - FFO                             55,471              56,713
                                                   ==============  ==================

Dividend Payout Ratio                                      Three Months Ended
                                                                March 31,
                                                   ----------------------------------
                                                       2005              2004
                                                   --------------  ------------------
Dividend per share                                      $ 0.8125             $ 0.725
FFO per diluted, fully converted share                    $ 1.52              $ 1.23
                                                   --------------  ------------------
Dividend payout ratio                                      53.5%               58.9%
                                                   ==============  ==================

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005


Consolidated Balance Sheets
(Preliminary and unaudited, in thousands)

                                                          March 31,      December 31,
                                                            2005            2004
                                                        ------------     ------------
 ASSETS
 Real estate assets:
 Land                                                   $    659,719     $   659,782
 Buildings and improvements                                4,689,107       4,670,462
                                                        ------------     ------------
                                                           5,348,826       5,330,244
 Less: accumulated depreciation                             (612,957)       (575,464)
                                                        ------------     ------------
                                                           4,735,869       4,754,780
 Real estate assets held for sale                                  -          61,607
 Developments in progress                                     99,976          78,393
                                                        ------------     ------------
 Net investment in real estate assets                      4,835,845       4,894,780
 Cash and cash equivalents                                    58,935          25,766
 Receivables:
 Tenant, net of allowance                                     34,183          38,409
 Other                                                        12,214          13,706
 Mortgage notes receivable                                    29,889          27,804
 Investment in unconsolidated affiliates                      94,704          84,782
 Other assets                                                113,010         119,253
                                                        ------------     ------------
                                                        $  5,178,780     $ 5,204,500
                                                        ============     ============
 LIABILITIES AND SHAREHOLDERS' EQUITY
 Mortgage and other notes payable                       $  3,369,302     $ 3,359,466
 Mortgage notes payable on real estate assets
   held for sale                                                   -          12,213
 Accounts payable and accrued liabilities                    186,365         212,064
                                                        ------------     ------------
 Total liabilities                                         3,555,667       3,583,743
                                                        ------------     ------------
 Commitments and contingencies
 Minority interests                                          567,110         566,606
                                                        ------------     ------------
 Shareholders' equity:
 Preferred stock, $.01 par value                                  32              32
 Common stock, $.01 par value                                    314             313
 Additional paid-in capital                                1,027,589       1,025,792
 Deferred compensation                                        (2,883)         (3,081)
 Retained earnings                                            30,951          31,095
                                                        ------------     ------------
 Total shareholders' equity                                1,056,003       1,054,151
                                                        ------------     ------------
                                                        $  5,178,780     $ 5,204,500
                                                        ============     ============

The balance sheet above is preliminary as of the date of this report. Please refer to the Company's Quarterly Report on Form 10-Q when filed for a complete balance sheet as of March 31, 2005.

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005


The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

                                                                    Three Months Ended
                                                                         March 31,
                                                                    ---------------------
                                                                       2005       2004
                                                                    ---------  ----------
EBITDA:
Net Income                                                          $ 33,013    $ 34,605

Adjustments:
Depreciation and amortization                                         41,286      32,556
Depreciation and amortization from unconsolidated affiliates           1,710       1,196
Depreciation and amortization from discontinued operations                 -         189
Minority investors' share of depreciation and amortization in
   shopping center properties                                           (362)       (293)
Interest expense                                                      48,921      40,434
Interest expense from unconsolidated affiliates                        2,522       1,417
Interest expense from discontinued operations                              -          11
Minority investors' share of interest expense in
   shopping center properties                                           (378)       (415)
Income taxes                                                             355         446
Loss on extinguishment of debt                                           884           -
Loss on impairment of real estate assets                                 262           -
Abandoned projects expense                                               121         441
Gain on sales of operating real estate assets                           (223)    (19,081)
Minority interest in earnings of operating partnership                20,826      25,034
Loss on discontinued operations                                           32           5
                                                                    ---------  ----------
Company's share of total EBITDA                                     $148,969    $ 116,545
                                                                    =========  ==========


Interest Expense:
Interest expense                                                    $ 48,921    $ 40,434
Interest expense from discontinued operations                              -          11
Interest expense from unconsolidated affiliates                        2,522       1,417
Minority investors' share of interest expense in
   shopping center properties                                           (378)       (415)
                                                                    ---------  ----------
Company's share of total interest expense                           $ 51,065    $ 41,447
                                                                    =========  ==========

Ratio of EBITDA to Interest Expense                                    2.92        2.81
                                                                    =========  ==========

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

                                                                      Three Months Ended
                                                                          March 31,
                                                                    ---------------------
                                                                      2005        2004
                                                                    ---------  ----------
Company's share of total EBITDA                                     $148,969    $ 116,545
Interest expense                                                     (48,921)    (40,445)
Minority interest's share of interest expense                            378         415
Income taxes                                                            (355)       (446)
Amortization of deferred financing costs and non real estate           2,021       1,754
   depreciation included in operating expense
Amortization of debt premiums                                         (1,678)       (932)
Amortization of above and below market leases                         (1,531)       (603)
Depreciation and interest expense from unconsolidated affiliates      (4,232)     (2,613)
Minority investors' share of depreciation and amortization in            362         293
       shopping center properties
Minority interest in earnings - shopping center properties             1,397       1,248
Gains on outparcel sales                                              (2,491)       (744)
Issuances of stock under incentive plan                                  810         999
Amortization of deferred compensation                                    199         119
Accrual of deferred compensation                                         122          93
Changes in operating assets and liabilities                          (18,703)      3,070
                                                                    ---------  ----------
Cash flows provided by operating activities                         $ 76,347    $ 78,753
                                                                    =========  ==========

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005


Schedule of Mortgage and Other Notes Payable as of March 31, 2005
(Dollars In thousands)


                                                                                                         Balance
                                                    Maturity    Interest       Balance        ----------------------------
Location                Property                      Date        Rate     March 31, 2005          Fixed       Variable
--------------------------------------------------------------------------------------------------------------------------
Midland MI              Midland Mall                 Jun-05         3.875%        $ 30,000            $     -    $ 30,000
Hattiesburg, MS         Turtle Creek Mall            Mar-06         7.400%          30,213             30,213           -
Chesapeake, VA          Greenbrier Mall              Apr-06         3.875%          92,650                  -      92,650
Akron, OH               Chapel Hill Mall             May-06         3.670%          64,000                  -      64,000
Akron, OH               Chapel Hill Surburban        May-06         3.750%           2,500                  -       2,500
Brookfield, IL          Brookfield Square            Jul-06         7.498%          69,321             69,321           -
Rockford, IL            Cherryvale Mall              Jul-06         7.375%          44,062             44,062           -
Lexington KY            Fayette Mall Development     Dec-06         4.350%           8,550                  -       8,550
Lynchburg, VA           River Ridge Mall             Jan-07         4.000%          21,659             21,659           -
Madison, WI             East Towne Mall              Jan-07         8.010%          26,946             26,946           -
Madison, WI             West Towne Mall              Jan-07         8.010%          41,659             41,659           -
Chattanooga, TN         Hamilton Place               Mar-07         7.000%          63,131             63,131           -
Cincinnati, OH          Eastgate Crossing            Apr-07         6.380%          10,142             10,142           -
Charleston, SC          Citadel Mall                 May-07         7.390%          30,704             30,704           -
Highpoint, NC           Oak Hollow Mall              Feb-08         7.310%          44,197             44,197           -
Winston-Salem NC        Hanes Mall                   Jul-08         7.310%         108,157            108,157           -
Nashville, TN           Hickory Hollow Mall          Aug-08         6.770%          87,438             87,438           -
Nashville, TN           Courtyard At Hickory         Aug-08         6.770%           4,071              4,071           -
Nashville, TN           Rivergate Mall               Aug-08         6.770%          70,667             70,667           -
Nashville, TN           Village At Rivergate         Aug-08         6.770%           3,338              3,338           -
Lansing MI              Meridian Mall                Oct-08         4.520%          92,783             92,783           -
Cary , NC               Cary Towne Ctr               Mar-09         6.850%          86,973             86,973           -
Joplin, MO              North Park Mall              Mar-09         5.500%          41,259             41,259           -
Fairview Heights, IL    St. Claire Square            Apr-09         7.000%          66,885             66,885           -
Daytona Beach, FL       Volusia Mall                 Apr-09         4.750%          54,202             54,202           -
Terre Haute, IN         Honey Creek Mall             Apr-09         4.750%          32,579             32,579           -
Meridian, MS            Bonita Lakes Mall            Oct-09         6.820%          26,332             26,332           -
Meridian, MS            Bonita Lakes Crossing        Oct-09         6.820%           8,251              8,251           -
Cincinnati, OH          Eastgate Mall                Dec-09         4.550%          57,032  (a)        57,032           -
Little Rock, AR         Park Plaza Mall              May-10         4.900%          41,035             41,035           -
Spartanburg, SC         Westgate Crossing            Jul-10         8.420%           9,551              9,551           -
Burnsville, MN          Burnsville Center            Aug-10         8.000%          69,316             69,316           -
Roanoke, VA             Valley View Mall             Sep-10         5.100%          44,264             44,264           -
Beaumont, TX            Parkdale Mall                Sep-10         5.010%          55,217             55,217           -
Beaumont, TX            Parkdale Crossing            Sep-10         5.010%           8,719              8,719           -
Nashville, TN           Coolsprings Galleria         Sep-10         8.290%          58,161             58,161           -
Stroud, PA              Stroud Mall                  Dec-10         8.420%          31,467             31,467           -
Wausau WI               Wausau Center                Dec-10         6.700%          13,198             13,198           -
York, PA                York Galleria                Dec-10         8.340%          50,308             50,308           -
Lexington KY            Fayette Mall                 Jul-11         7.000%          93,984             93,984           -
Chattanooga, TN         Hamilton Corner              Aug-11        10.125%           2,215              2,215           -
Asheville,  NC          Asheville Mall               Sep-11         6.980%          68,470             68,470           -
Ft Smith, AR            Massard Crossing             Feb-12         7.540%           5,836              5,836           -
Houston, TX             Willowbrook Plaza            Feb-12         7.540%          29,861             29,861           -
Vicksburg, MS           Pemberton Plaza              Feb-12         7.540%           1,994              1,994           -
Fayetteville, NC        Cross Creek Mall             Apr-12         5.000%          63,208             63,208           -

                                      -7-

Schedule of Mortgage and Other Notes Payable as of March 31, 2005
(Dollars In thousands)

                                                                                                         Balance
                                                    Maturity    Interest       Balance        ----------------------------
Location                Property                      Date        Rate     March 31, 2005          Fixed       Variable
--------------------------------------------------------------------------------------------------------------------------
Colonial Heights, VA    Southpark Mall               May-12         5.100%          37,195             37,195           -
Asheboro, NC            Randolph Mall                Jul-12         6.500%          14,970             14,970           -
Douglasville, GA        Arbor Place Mall             Jul-12         6.510%          77,714             77,714           -
Douglasville, GA        The Landing At Arbor         Jul-12         6.510%           8,773              8,773           -
Jackson, TN             Old Hickory Mall             Jul-12         6.510%          34,328             34,328           -
Louisville, KY          Jefferson Mall               Jul-12         6.510%          43,291             43,291           -
N Charleston SC         Northwoods Mall              Jul-12         6.510%          61,980             61,980           -
Racine, WI              Regency Mall                 Jul-12         6.510%          33,946             33,946           -
Saginaw, MI             Fashion Square               Jul-12         6.510%          59,501             59,501           -
Spartanburg, SC         Westgate Mall                Jul-12         6.500%          53,776             53,776           -
Chattanooga, TN         CBL Center                   Aug-12         6.250%          14,523             14,523           -
Panama City, FL         Panama City Mall             Aug-12         7.300%          39,618             39,618           -
Monroeville, PA         Monroeville Mall             Jan-13         5.300%         132,020            132,020           -
Greensburg PA           Westmoreland Mall            Jan-13         5.050%          81,430             81,430           -
Columbia, SC            Columbia Mall                Oct-13         5.450%          33,002             33,002           -
Laredo, TX              Mall Del Norte               Dec-14         5.040%         113,400            113,400           -
Janesville WI           Janesville Mall              Apr-16         8.375%          13,384             13,384           -
                                                                               -----------        -----------   ---------
                                                                                 2,819,356          2,621,656     197,700
                                                                               -----------        -----------   ---------
Weighted average interest rate                                                       6.21%              6.39%       3.83%
Debt Premiums:
Lynchburg, VA           River Ridge Mall             Jan-07         4.000%           1,509              1,509           -
Joplin, MO              North Park Mall              Mar-09         5.500%             663                663           -
Daytona Beach, FL       Volusia Mall                 Apr-09         4.750%           3,752              3,752           -
Terre Haute, IN         Honey Creek Mall             Apr-09         4.750%           2,610              2,610           -
Little Rock, AR         Park Plaza Mall              May-10         4.900%           6,899              6,899           -
Roanoke, VA             Valley View Mall             Sep-10         5.100%           7,175              7,175           -
Fayetteville, NC        Cross Creek Mall             Apr-12         5.000%           8,624              8,624           -
Colonial Heights, VA    Southpark Mall               May-12         5.100%           3,921              3,921           -
Monroeville, PA         Monroeville Mall             Jan-13         5.300%           3,365              3,365           -
                                                                               -----------        -----------   ---------
                                                                                    38,518             38,518           -
                                                                               -----------        -----------   ---------
Weighted average interest rate                                                       4.96%

SUBTOTAL                                                                         2,857,874          2,660,174     197,700
                                                                               -----------        -----------   ---------
Weighted average interest rate                                                       6.17%              6.38%       3.45%

CONSTRUCTION LOAN:
Southaven, MS           Southaven Towne Center       Jun-07      4.350%             17,207                 -       17,207
                                                                               -----------        -----------   ---------

LINES OF CREDIT                                                  3.558%            494,221                 -      494,221
                                                                               -----------        -----------   ---------

TOTAL BALANCE SHEET                                                            $ 3,369,302        $ 2,660,174   $ 709,128
Weighted average interest rate                                                       5.80%              6.37%       3.65%

                                      -8-

Schedule of Mortgage and Other Notes Payable as of March 31, 2005
(Dollars In thousands)

                                                                                                         Balance
                                                    Maturity    Interest       Balance        ----------------------------
Location                Property                      Date        Rate     March 31, 2005          Fixed       Variable
--------------------------------------------------------------------------------------------------------------------------
Plus CBL Share Of Unconsolidated Affiliates:
Huntsville, AL          Parkway Place                Dec-05      4.3750%            26,662                  -      26,662
El Centro, CA           Imperial Valley Mall         Dec-06      4.0900%            48,070                  -      48,070
Paducah, KY             Kentucky Oaks                Jun-07      9.0000%            15,565             15,565           -
Del Rio, TX             Plaza Del Sol                Aug-10      9.1500%             1,714              1,714           -
Myrtle Beach, SC        Coastal Grand                Oct-14      5.0900%            49,582             49,582           -
Clarksville, TN         Governors Square             Sep-16      8.2300%            14,816             14,816           -
Galileo America LLC     Portfolio                    various     4.8237%            30,867             25,542       5,325
                                                                               -----------        -----------   ---------
                                                                                   187,276            107,219      80,057
                                                                               -----------        -----------   ---------
                                                     Minority
Less Minority Interests' Share:                     Interest %
Chattanooga, TN         CBL Center                    8.0%       6.250%             (1,162)            (1,162)          -
Chattanooga, TN         Hamilton Corner               10.0%      10.125%              (221)              (221)          -
Chattanooga, TN         Hamilton Place                10.0%      7.000%             (6,313)            (6,313)          -
Ft Smith AR             Massard Crossing              10.0%      7.540%             (5,252)            (5,252)          -
Highpoint, NC           Oak Hollow Mall               25.0%      7.310%            (11,049)           (11,049)          -
Houston, TX             Willowbrook Plaza             25.0%      7.540%            (26,875)           (26,875)          -
Vicksburg, MS           Pemberton Plaza               25.0%      7.310%             (1,795)            (1,795)          -
                                                                               ------------       ------------  ---------
                                                                                   (52,667)           (52,667)          -
                                                                               ------------       ------------  ---------

TOTAL OBLIGATIONS                                                              $ 3,503,911        $ 2,714,726   $ 789,185
                                                                               ============       ============  =========
Weighted average interest rate                                                       5.75%              6.34%       3.70%

Total Debt of Unconsolidated Affiliates
Huntsville, AL          Parkway Place                Dec-05      2.780%        $    53,324        $         -   $  53,324
El Centro, CA           Imperial Valley Mall         Dec-06      2.840%             48,070                  -      48,070
Paducah, KY             Kentucky Oaks                Jun-07      9.000%             31,129             31,129           -
Del Rio, TX             Plaza Del Sol                Aug-10      9.150%              3,388              3,388           0
Myrtle Beach, SC        Coastal Grand                Oct-14      5.090%             99,165 (b)         99,165           -
Clarksville, TN         Governors Square             Sep-16      8.230%             31,192             31,192           -
Galileo America LLC     Portfolio                    various     5.074%            371,887            307,737      64,150
                                                                               -----------        -----------   ---------
                                                                               $   638,155        $   472,611   $ 165,544
                                                                               ===========        ===========   =========
Weighted average interest rate                                                       4.95%              5.57%       3.19%

     (a) Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

     (b) Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005


New and Renewal Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                 Prior       New                    New
                                  Base     Initial                Average
                    Square        Rent       Base     % Change      Base     % Change
  Property Type      Feet         PSF      Rent PSF    Initial    Rent PSF    Average
------------------- --------  ---------- ------------ ---------  ---------- ----------
Stabilized malls    688,306     $ 24.30   $ 24.60        1.2%     $ 25.14       3.5%
Associated centers   26,466       11.83     16.80       42.0%       17.19      45.3%
Community centers    11,200        8.18      8.34        2.0%        8.44       3.2%
Other                 3,087       20.83     24.35       16.9%       24.97      19.9%
TOTAL               729,059     $ 23.58   $ 24.07        2.1%     $ 24.59       4.3%

Stabilized Mall Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                 Prior       New                    New
                                  Base     Initial                Average
                    Square        Rent       Base     % Change      Base     % Change
 Stabilized Malls    Feet         PSF      Rent PSF    Initial    Rent PSF    Average
------------------- --------  ---------- ------------ ---------  ---------- ----------
New leases          168,219     $ 24.93   $ 26.69        7.1%     $ 27.82      11.6%
Renewal leases      520,087       24.09     23.92       -0.7%       24.27       0.7%
TOTAL               688,306     $ 24.30   $ 24.60        1.2%     $ 25.14       3.5%


Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                                                         % Change of
                                                     Scheduled              Unscheduled  Total Leased
                               Lease     Scheduled   Expiring   Unscheduled  Expiring      To Total
                    Leased     Average   Expiring     Average    Expiring     Average      Expiring
                    Square      Base      Square       Base       Square       Base      Average Base
  Property Type      Feet     Rent PSF     Feet      Rent PSF      Feet      Rent PSF      Rent PSF
------------------ --------- ----------- ---------------------  ----------- ----------  ------------
Stabilized Malls    764,381     $ 25.29   724,661     $ 23.85     214,458    $ 22.44          7.5%
Associated centers   28,266       17.05    15,690       15.18       1,025      17.03         11.5%
Community centers    19,650        8.25    19,650        8.10       3,060       9.76         -0.8%
Other                 3,087       24.97     2,148       20.72       1,695      20.00         22.4%
TOTAL               815,384     $ 24.59   762,149     $ 23.26     220,238    $ 22.22          6.8%


Leasing Activity of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                         New Leases          Renewal Leases             Total
                   --------------------- ---------------------  ---------------------
                                Average              Average                 Average
                    Square       Base     Square      Base       Square       Base
                     Feet      Rent PSF    Feet     Rent PSF      Feet      Rent PSF
                   ---------  ---------- ---------  ----------  ---------- ----------
Stabilized Malls    244,294     $ 27.45   520,087     $ 24.27     764,381    $ 25.29
Associated centers   17,933       17.86    10,333       15.64      28,266      17.05
Community centers         -           -    19,650        8.25      19,650       8.25
Other                   939       28.51     2,148       23.43       3,087      24.98
TOTAL               263,166     $ 26.80   552,218     $ 23.54     815,384    $ 24.59

Total Leasing Activity of Small Shop Space and Junior Anchors

                         New Leases          Renewal Leases             Total
                   --------------------- ---------------------  ---------------------
                                Average              Average                 Average
                    Square       Base     Square      Base       Square       Base
                     Feet      Rent PSF    Feet     Rent PSF      Feet      Rent PSF
                   ---------  ---------- ---------  ----------  ---------- ----------
Stabilized Malls    369,205     $ 21.94   520,087     $ 24.27     889,292    $ 23.30
Associated centers   17,933       17.86    10,333       15.64      28,266      17.05
Community centers         -           -    19,650        8.25      19,650       8.25
Other                   939       28.51     2,148       23.43       3,087      24.98
TOTAL               388,077     $ 21.77   552,218     $ 23.54     940,295    $ 22.81


Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                         March 31,
                   ---------------------
                     2005       2004
                   ---------  ----------
Stabalized malls    $ 25.45     $ 25.03
Non-stabalized malls  26.92       27.37
Associated centers    10.05       10.05
Community centers (1) 14.55       10.45

(1) Excludes community centers that were contributed to Galileo America

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005


Top 25 Based On Percentage Of Total Revenues For The Three Months Ended March 31, 2005:

                                                                        Annual       Percentage
                                     Number of                          Gross         of Total
              Tenant                  Stores       Square Feet       Rentals (1)      Revenues
----------------------------------  -----------  ---------------   ---------------  --------------
  1   Limited Brands, Inc.              214         1,325,490        $44,389,305        5.9%
  2   Foot Locker, Inc.                 182          717,151          26,419,652        3.5%
  3   The Gap, Inc.                     89           907,105          21,753,278        2.9%
  4   Luxottica Group, S.P.A. (2)       184          330,855          15,159,120        2.0%
  5   Abercrombie & Fitch, Co.          59           403,129          14,565,508        1.9%
  6   American Eagle Outfitters, Inc.   65           340,384          13,441,475        1.8%
  7   Signet Group PLC (3)              95           142,633          12,874,016        1.7%
  8   JC Penney Co. Inc. (4)            66          7,220,834         12,248,851        1.6%
  9   Zale Corporation                  133          131,400          11,922,855        1.6%
 10   Finish Line, Inc.                 57           304,047          11,224,826        1.5%
 11   The Regis Corporation             178          204,472          9,928,301         1.3%
 12   Lerner New York, Inc.             39           310,413          9,056,187         1.2%
 13   Charming Shoppes, Inc. (5)        53           323,222          8,980,638         1.2%
 14   Genesco Inc. (6)                  126          163,125          8,658,520         1.1%
 15   Hallmark Cards, Inc.              77           269,065          8,602,278         1.1%
 16   Pacific Sunwear of California     69           232,675          8,013,509         1.1%
 17   Trans World Entertainment (7)     47           240,214          7,986,136         1.1%
 18   Borders Group, Inc.               44           264,806          7,051,429         0.9%
 19   The Shoe Show of Rocky Mount, Inc.49           265,199          6,817,168         0.9%
 20   Sun Capital Partners, Inc. (8)    58           335,025          6,754,043         0.9%
 21   Christopher & Banks, Inc.         56           194,824          6,654,286         0.9%
 22   The Buckle, Inc.                  39           190,977          6,602,961         0.9%
 23   Claire's Stores, Inc.             103          115,698          6,558,597         0.9%
 24   Aeropostale, Inc.                 50           168,319          6,491,311         0.9%
 25   Barnes & Noble, Inc.              49           269,070          6,281,878         0.8%
                                    -----------  ---------------   ---------------  -------------
                                       2,181        15,370,132       $298,436,128       39.6%
                                    ===========  ===============   ===============  =============

          (1) Includes annual minimum rent and tenant reimbursements based on amounts in effect at March 31, 2005.

          (2) Luxottica was previously Lenscrafters and Sunglass Hut. Luxottica purchased Cole National Corporation, which operates Pearl Vision and Things Remembered in October 2004.

          (3)  Signet  Group was  previously  Sterling,  Inc.  They  operate Kay
               Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers, & Rogers Jewelers.

          (4)  J.C. Penney owns 28 of these stores.

          (5) Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine's.

          (6) Genesco Inc. operates Journey's, Jarman and Underground Station. Genesco purchased Hat World, which operates Hat World, Lids, Hat Zone, and Cap Factory, as of April 2, 2004.

          (7) Trans World Entertainment operates FYE (formerly Camelot Music and Record Town) and Saturday Matinee.

          (8)  Sun Capital Partners,  Inc.  operates Sam Goody,  Suncoast Motion
               Pictures,   Musicland,   Life  Uniform,  Anchor  Blue,  Mervyn's,
               Bruegger's Bagels, Wick's Furniture and the Mattress Firm.

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005



Capital Expenditures for Three Months Ended March 31, 2005
(In thousands)

Tenant allowances                                            $ 8,668
                                                        -------------
Renovations                                                    1,343
                                                        -------------
Deferred maintenance:
   Parking lot and parking lot lighting                          190
   Roof repairs and replacements                               1,243
   Other capital expenditures                                  1,148
                                                        -------------
   Total deferred maintenancee expenditures                    2,581
                                                        -------------
Total capital expenditures                                  $ 12,592
                                                        =============

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades for enhancing our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

                                                             2005         2004
                                                        ------------- ------------
Quarter ended:
   March 31,                                                   $ 374        $ 492
                                                        ============= ============

                        CBL & ASSOCIATES PROPERTIES, INC.
                Supplemental Financial and Operating Information
                   For the Three Months Ended March 31, 2005

Properties Under Development at March 31, 2005
(Dollars in thousands)

                                                                                CBL's Share of
                                                               Project     --------------------------
                                                               Square         Total         Cost            Opening         Initial
 Property                            Location                   Feet          Cost         To Date            Date           Yield
-----------------------------------  ----------------------  ------------  ------------  ------------  -------------------  --------
Mall Expansions:
The District at Monroeville Mall     Monroeville, PA              75,000      $ 20,588      $ 13,674     Nov-04/May-05            8%
Citadel Mall                         Charleston, SC               46,000         6,549         1,539       August-05              9%
Fayette Mall                         Lexington, KY               144,000        25,532         8,715       October-05            11%
Burnsville Center                    Burnsville, MN              146,000        24,612         5,786     Nov-05/Mar-06            9%

Open Air Centers:
Southaven Towne Center               Southaven, MS               437,600        26,303        24,089       October-05            10%

Associated Centers:
Coastal Grand Crossing               Myrtle Beach, SC             15,000         1,946           773         May-05              10%

Community Centers:
Cobblestone Village at Royal Palm    Royal Palm, FL              225,000        10,003         6,880        July-05               9%
Chicopee Marketplace                 Chicopee, MA                156,000        19,743         9,019      September-05            9%

Community Center Expansion:
Fashion Square                       Orange Park, FL              18,000         6,066           671        July-05              10%

                                                             ------------  ------------  ------------
                                                               1,262,600     $ 141,342      $ 71,146
                                                             ============  ============  ============
